Earnings Per Share	3 Months Ended
Mar. 31, 2021
Earnings Per Share [Abstract]
Earnings Per Share
13. Earnings Per Share
The Company calculates earnings per share (“EPS”) using a dual presentation of basic and diluted earnings per share. Basic earnings per share is calculated by dividing net income (loss) attributable to stockholders’ of the Company by the weighted-average shares of common stock outstanding without the consideration for potential dilutive shares of common stock. Diluted earnings per share represents basic earnings per share adjusted to include the potentially dilutive effect of outstanding share option awards, non-vested share awards, common stock warrants, and Performance Shares (as defined below). Diluted earnings per share is computed by dividing the net income by the weighted-average number of common share equivalents outstanding for the period determined using the treasury stock method and if-converted method, as applicable. During periods of net loss, diluted loss per share is equal to basic loss per share because the antidilutive effect of potential common shares is disregarded. As a result of the Transactions, the Company has retrospectively adjusted the weighted-average number of common shares outstanding prior to October 28, 2020 by multiplying them by the exchange ratio used to determine the number of common shares into which they converted.
There were no adjustments required to be made to weighted-average common shares outstanding for purposes of computing basic and diluted earnings per share and there were no securities outstanding in any period presented, which were excluded from the computation of earnings per share other than antidilutive stock options, restricted stock awards, restricted stock units, and PSUs. For the three months ended March 31, 2021, there were 0.2 million stock options, outstanding that were antidilutive, as determined under the treasury stock method, and excluded from the computation of diluted earnings. The number of RSUs and PSUs that were antidilutive, as determined under the treasury stock method, were 1.7 million and 2.6 million for the three months ended March 31, 2021, respectively.
During periods of net loss, diluted loss per share is equal to basic loss per share because the antidilutive effect of potential common shares is disregarded.
The following is a reconciliation of basic and diluted net loss per common share:

(in thousands, except share and earnings per share data)	March 31, 2021	March 31, 2020
Basic and diluted:
Net loss attributable to stockholders of Advantage Solutions Inc.	$(116)	$(21,708)
Weighted-average number of common shares	317,601,345	203,750,000

Basic and diluted net loss per common share	$(0.00)	$(0.11)

As part of the Transactions, 5,000,000 shares of Class A common stock were issued to Topco at Closing (the “Performance Shares”), which were subject to vesting upon satisfaction of a market performance condition for any period of 20 trading days out of 30 consecutive trading days during the five-year period after the Closing. Topco was not able to vote or sell such shares until vesting. The Performance Shares vested on January 15, 2021, when the closing price for the Class A common stock exceeded $12.00 per share for 20 trading days out of 30 consecutive trading days and were included in the March 31, 2021 earnings per share calculation.
The Company had 18,583,333 warrants, including 7,333,333 private placement warrants held by the CP Sponsor, to purchase Class A common stock at $11.50 per share at the Closing, and no such warrants were exercised during the three months ended March 31, 2021 and 2020, respectively.